UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
__________________________

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MSC INDUSTRIAL DIRECT CO., INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MSC INDUSTRIAL DIRECT CO., INC. 2024 Annual Meeting of Shareholders Vote by 11:59 p.m., Eastern Time, on January 23, 2024 for shares held directly. Vote by 11:59 p.m.. Eastern Time, on January 21, 2024 for shares held in the MSC Industrial Direct 401 (k) Plan. MSC BUILT TO MAKE YOU BETTER MSC INDUSTRIAL DIRECT CO., INC. 515 BROADHOLLOW ROAD, SUITE 1000 MELVILLE, NY 11747-3705 You invested in MSC INDUSTRIAL DIRECT CO., INC. and it's time to vote! You have the right to vote on proposals being presented at the 2024 Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 24, 2024. Get informed before you vote You can view the Notice of 2024 Annual Meeting and 2023 Proxy Statement and the 2023 Annual Report to Shareholders online OR you can receive a free paper or e-mail copy of the material(s) by requesting prior to January 10, 2024. If you would like to request a paper or e-mail copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an e-mail to sendmaterial@proxyvote.com. If sending an e-mail, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or e-mail copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* January 24, 2024 9:00 a.m., Eastern Time Virtually at: www.virtualsharehokjermeeting.com/MSM2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Proposal No. 1: Election of Directors Nominees: 1a. Erik Gershwind 1b. Louise Goeser 1c. Mitchell Jacobson 1d. Michael Kaufmann 1e. Steven Paladino 1f. Philip Peller 1g. Rahquel Purcell 1h. Rudina Seseri Board Recommends For For For For For For For For Proposal No. 2: Ratification of the Appointment of Independent Registered Public Accounting Firm To ratify the appointment of Ernst & Young LLP to serve as MSC's independent registered public accounting firm for fiscal year 2024. For Proposal No. 3: Advisory Vote to Approve Named Executive Officer Compensation To approve, on an advisory basis, the compensation of MSC's named executive officers. For Proposal No. 4: Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation To vote, on an advisory basis, on the frequency of future advisory votes to approve the compensation of MSC's named exectuvie officers. 1 Year NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. EACH OF PROPOSAL NOS. 1, 2, 3 AND 4 HAS BEEN PROPOSED BY MSC INDUSTRIAL DIRECT CO., INC. Prefer to receive an e-mail instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".